U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 27, 2004

                             NUCLEAR SOLUTIONS, INC.
             (Exact Name of registrant as specified in its Charter)

         Nevada                 0-31959                        88-0433815
------------------------      ---------------            ----------------------
(State of Incorporation)      Commission File No.            (IRS Employer
                                                            Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.               20015
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number,( 202 )   787  -  1951
                               -----   -----    ----

                     (Registrant's former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
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Item 3.02         Unregistered Sales of Equity Securities

      On December 23, 2004, we compensated John Dempsey with the payment of 150,000 restricted shares. We valued the stock compensation at $46,500.

      We believe these securities were sold in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the, "Act") and are deemed restricted securities and may not be publicly resold, without registration under the Act or unless exempt from the registration requirements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Nuclear Solutions, Inc.
Dated: December 27, 2004
                                                     /s/ Patrick Herda
                                                     -----------------------
                                                     By: Patrick Herda
                                                     Title:President